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                                                                    Exhibit 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the use in this Registration Statement on Amendment No. 1 to Form S-4 (Registration No. 333-50350) of PPL Montana, LLC of our reports dated June 12, 2000 and November 17, 2000 relating to the financial statements of PPL Montana, LLC, which appear in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
January 25, 2001